UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2025
___________________
PERMIAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)
___________________

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 N. Marienfeld St., Suite 1000
Midland, Texas 79701
(Address of principal executive offices, including zip code)
(432) 695-4222
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the 2025 Annual Meeting of Shareholders of Permian Resources Corporation (the “Company”) held on May 21, 2025 (the “Annual Meeting”), several proposals were submitted to a shareholder vote, including (i) Proposal 1 to elect eleven directors to the Board, (ii) Proposal 2 to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, and (iii) Proposal 3 to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting results for each proposal were as follows:
Proposal 1. The shareholders voted to elect Robert J. Anderson, Maire A. Baldwin, Frost W. Cochran, Karan E. Eves, Steven D. Gray, William M. Hickey III, Aron Marquez, William J. Quinn, Jeffrey H. Tepper, Robert M. Tichio and James H. Walter for terms expiring at the 2026 Annual Meeting of Shareholders with the following votes:

	For	Against	Abstain	Broker Non-Votes
Robert J. Anderson	583,790,606	56,388,234	544,693	60,109,910
Maire A. Baldwin	636,948,963	3,159,423	615,147	60,109,910
Frost W. Cochran	638,435,248	1,668,728	619,557	60,109,910
Karan E. Eves	610,732,693	29,224,953	765,887	60,109,910
Steven D. Gray	538,712,918	101,323,479	687,136	60,109,910
William M. Hickey III	612,718,029	27,463,284	542,220	60,109,910
Aron Marquez	583,082,409	57,033,003	608,121	60,109,910
William J. Quinn	612,153,271	28,023,171	547,091	60,109,910
Jeffrey H. Tepper	606,693,928	33,419,671	609,934	60,109,910
Robert M. Tichio	636,970,529	3,204,328	548,676	60,109,910
James H. Walter	612,924,961	27,259,167	539,405	60,109,910

Proposal 2. To approve, by a non-binding advisory vote, the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
613,236,617	15,546,354	11,940,563	60,109,909

Proposal 3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain
696,805,292	3,206,959	821,192

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN RESOURCES CORPORATION

By:	/s/ GUY M. OLIPHINT
Guy M. Oliphint Executive Vice President and Chief Financial Officer

Date:	May 21, 2025